SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)
November 23, 2010
Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)
Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655 (Commission File Number)	23-1714256 (IRS Employer Identification Number)

125 James Way
County Line Industrial Park
Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (215) 355-9100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On November 29, 2010, the Audit Committee of the Board of Directors of Environmental Tectonics Corporation (the “Company”) concluded, based on the recommendation of management reached November 23, 2010, that the Company’s consolidated financial statements for the fiscal year ended February 26, 2010 contained in the Company’s Annual Report on Form 10-K for the fiscal year ended February 26, 2010, and the consolidated interim financial statements for the periods ended August 28, 2009, November 27, 2009, May 28, 2010 and August 27, 2010 contained in the Company’s Quarterly Reports on Form 10-Q for these periods, each as filed with the Securities and Exchange Commission (collectively, the “Reports”), should be restated to correct errors relating to the calculation and presentation of the Company’s earnings per share. Specifically, the Company incorrectly did not reflect the participating features of its Series D Preferred Stock and Series E Preferred Stock when calculating and presenting its earnings per share in the financial statements contained in the Reports.
     Accordingly, the consolidated financial statements for the fiscal year ended February 26, 2010 and for the quarterly periods ended August 28, 2009, November 27, 2009, May 28, 2010 and August 27, 2010 in the Reports identified above should no longer be relied upon.
     The Audit Committee has discussed this matter with Friedman, LLP, the Company’s independent registered public accounting firm.
     The Company intends to file amended reports covering the quarterly periods ended August 28, 2009, November 27, 2009, May 28, 2010 and August 27, 2010, and amended results for fiscal year ended February 26, 2010, as soon as practicable.
     With respect to the restatements to correct errors relating to the calculation and presentation of the Company’s earnings per share, the Company expects that these restatements will have a material impact on earnings per share, but no effect on the Company’s total assets, total liabilities, and no impact on the Company’s operating results, including sales and net income, as set forth in the consolidated financial statements in these Reports.
Certain statements contained in this Form 8-K include statements that are “forward-looking statements,” including statements regarding the anticipated adjustments to the Company’s prior period financial statements. There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the year ended February 26, 2010 and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended August 28, 2009, November 27, 2009, May 28, 2010 and August 27, 2010, subject, in each case, to the matters described in this Form 8-K.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION Registrant
Date: November 30, 2010	By:	/s/ Duane D. Deaner
Duane D. Deaner
Chief Financial Officer